Exhibit 99.3

Unaudited Combined Pro Forma Financial Statements for Period Ending June 30, 2006

IT&E INTERNATIONAL GROUP, INC.

Unaudited Combined Pro Forma Balance Sheet

June 30, 2006

	IT&E Int’l	Averion		Pro Forma	Pro Forma
	Group	Inc.	Notes	Adjustments	Combined
Assets
Current assets:
Cash	$5,441,041	$1,200,646	(1)	$(1,042,374)	$5,599,313
Accounts Receivable, net of allowance for doubtful accounts	0 2,884,355	3,522,868 0	(1)	4,618	3,527,486 2,884,355
Unbilled Services	422,428	1,271,106			1,693,534
Deferred Tax Asset	0	26,247			26,247
Deposits	0	58,095			58,095
Prepaid and other current assets	220,538	653,149			873,687
Total Current Assets	8,968,362	6,732,111			14,662,717

Deposits	114,860	0			114,860
Fixed Assets, net	396,436	1,115,504			1,511,940
Intangibles	832,873	0	(1)	4,152,000	4,984,873
Goodwill	3,192,239	0	(1)	17,595,797	20,788,036
Total Assets	$13,504,770	$7,847,615			$42,062,426

Liabilities and Stockholders’ Equity
Accounts Payable	$799,697	$368,923			$1,168,620
Accrued payroll and employee benefits	450,657	947,702			1,398,359
Current portion of capital lease obligations	29,754	0			29,754
Current portion of notes payable to employees	244,113	0			244,113
Current portion of notes payable to Averion Shareholders	0	0	(1)	335,611	335,611
Accrued relocation cost to officers	220,000	0			220,000
Unearned revenue	790,115	2,050,347			2,840,462
Deferred rent	84,629	204,475			289,104
Other accrued liabilities	1,153,588	442	(1)	240,244	1,394,274
Deferred taxes		68,680			68,680
Total Current Liabilities	3,772,553	3,640,569			7,988,977

Long-term capital lease obligations, less current portion	52,921	0			52,921
Notes payable to employees, less current portion	481,154	0			481,154
Notes - A (Notes Payable to Averion Shareholders)	0	0	(1)	364,389	364,389
Notes - B(Notes Payable to Averion Shareholders)	0	0	(1)	5,700,000	5,700,000
Total Liabilities	4,306,628	3,640,569			14,587,441

Stockholders’ equity	9,198,142	4,207,046	(1)	14,069,797	27,474,985
	$13,504,770	$7,847,615			$42,062,426

The accompanying notes are an integral part of these financial statements

Unaudited Combined Pro Forma Financial Statements for Period Ending December 31, 2005

IT&E INTERNATIONAL GROUP, INC.

Unaudited Combined Pro Forma Statement of Income

Year Ended December 31, 2005

				Pro Forma	Pro Forma
	IT&E	Averion	Notes	Adjustments	Combined

Service Revenue	17,798,591	18,985,793			36,784,384
Reimbursement Revenue	639,093	835,715			1,474,808
Total	18,437,684	19,821,508			38,259,192

Cost of Revenue	13,100,216	9,299,258			22,399,474
Gross Profit	5,337,468	10,522,250			15,859,718

Operation Expenses:
General and Administrative	3,801,128	6,996,989			3,801,128
Sales and marketing	1,330,399	777,609			1,330,399
Depreciation and amortization	141,114	474,155			141,114
Officer Compensation	1,181,121	205,379			1,181,121
Total Operating Expense	6,453,762	8,454,132			6,453,762
Net Operating Income (Loss)	(1,116,294)	2,068,118			951,824

Other Income (Expense)
Interest Income	78,110	26,227			104,337
Interest Expense	(424,945)		(1)	(515,498)	(940,443)
Amortization of Finite Life Intangible			(2)	(611,000)	(611,000)
Loan Fee Amortization	(240,938)				(240,938)
Write-off of unamortized loan fee	(640,797)				(640,797)
Fees on long term debt	(864,039)				(864,039)
Non-cash financing costs	(62,500)				(62,500)
Repricing of warrants	(37,922)				(37,922)
Total Other	(2,193,031)	26,227		(1,126,498)	(3,293,302)
Profit (Loss) Before Income Taxes	(3,309,325)	2,094,345		(1,126,498)	(2,341,478)
Benefit (Provision) for Income Taxes	440,641	872,689	(4)	(872,689)	440,641
Net Profit (Loss)	(2,868,684)	1,221,656		(253,809)	(1,900,837)
Beneficial Conversion Feature	(8,105,938)				(8,105,938)
Net Loss Applicable to common shareholders	(10,974,622)	1,221,656		(253,809)	(10,006,775)

Weighted average number of common shares outstanding-basic and fully diluted	26,714,667		(3)	77,388,284	104,102,951

Net loss per share-basic and fully diluted	$(0.41)				$(0.10)

The accompanying notes are an integral part of these financial statements.

Unaudited Combined Pro Forma Financial Statements for Period Ending June 30, 2006

IT&E INTERNATIONAL GROUP, INC.

Unaudited Combined Pro Forma Statement of Income

Six Months Ended June 30, 2006

				Pro Forma	Pro Forma
	IT&E	Averion	Notes	Adjustments	Combined

Service Revenue	$9,490,958	$8,515,855			$18,006,813
Reimbursement Revenue	391,051	419,646			810,697
Total	9,882,009	8,935,501			18,817,510

Cost of Revenue	7,292,585	5,010,558			12,303,143
Gross Profit	2,589,424	3,924,943			6,514,367

Operation Expenses:
General and Administrative	3,402,844	3,447,011			6,849,855
Sales and marketing	906,531	531,155			1,437,686
Depreciation and amortization	222,799	265,865			488,664
Total Operating Expense	4,532,174	4,244,031			8,776,205
Net Operating Income (Loss)	(1,942,750)	(319,088)			(2,261,838)

Other Income (Expense)
Interest Income	134,451	26,575			161,026
Interest Expense	(21,057)		(1)	(247,113)	(268,170)
Amortization of Finite Life Intangible			(2)	(300,000)	(300,000)
Loan Fee Amortization					0
Write-off of unamortized loan fee					0
Fees on long term debt					0
Non-cash financing costs					0
Repricing of warrants					0
Other Income (Expense)					0
Total Other	113,394	26,575			(407,144)

Profit (Loss) Before Income Taxes	(1,829,356)	(292,513)		(547,113)	(2,668,982)
Benefit (Provision) for Income Taxes		117,005	(4)	(117,005)	0
Net Profit (Loss)	(1,829,356)	(175,508)			(2,668,982)
Beneficial Conversion Feature
Net Loss Applicable to common shareholders	(1,829,356)	(175,508)		(664,118)	(2,668,982)

Weighted average number of common shares outstanding-basic and diluted	60,448,875		(3)	77,388,284	137,837,159

Net loss per share-basic and fully diluted	$(0.03)				$(0.02)

The accompanying notes are an integral part of these financial statements.

IT&E International Group

Notes to Unaudited Pro Forma Statements

Balance Sheet at June 30, 2006

1) Reflects the cost of the acquisition of Averion ($25,955,000) including $5,650,000 cash, $6,400,000 in notes payable, 45,245,455 shares of common stock valued at $4,977,000 and 8,300 shares of Series E Convertible Preferred Stock valued at $8,300,000  resulting in Finite Life Intangibles of $4,152,000, acquisition costs of $628,000 and Goodwill of $17,595,797. Also reflects the sale of 32,142,829 shares of Common Stock to ComVest for $5,000,000.

Fiscal year 2005 and June 30, 2006 Income Statements

1) Interest expense related to acquisition of debt for fiscal year 2005 is calculated to be $515,498 and $247,113 for the six month period ending June 30, 2006.

2) Amortization of Finite Life Intangibles for fiscal year 2005 is calculated to be $611,000 and $300,000 for the six month period ending June 30, 2006.

3) Reflects the addition of  77,388,284 shares of Common Stock as a result of the acquisition added to the then current shares outstanding. 45,245,455 shares were issued to the sellers and 32,142,829 were sold to ComVest for $5,000,000; the proceeds of which were used to purchase Averion.

4) Recovery of taxes related to combined losses for the fiscal year 2005 would have been $872,689 and $117,005 for the six month period in 2006.

The Averion Merger

On July 31, 2006, the registrant, through its wholly-owned subsidiaries IT&E Merger Sub, Inc., a Massachusetts corporation (“Merger Sub”), and IT&E Acquisition Co., Inc., a Delaware corporation (“Acquisition Sub”), consummated the merger (the “Averion Merger”) with Averion Inc. (“Averion”) pursuant to the terms of the Agreement and Plan of Merger dated June 30, 2006, by and among the registrant, Merger Sub and Acquisition Sub, on the one hand, and Averion and Averion’s shareholder (the “Averion Shareholders”), on the other hand (the “Merger Agreement”). At the closing of the Averion Merger, Merger Sub merged with and into Averion (the “Reverse Merger”).  As a result of the Reverse Merger, Averion was the surviving corporation and became a wholly-owned subsidiary of the registrant. Immediately following the closing of the Reverse Merger, a forward merger occurred whereby Averion was merged with and into Acquisition Sub (the “Forward Merger,” together with the Reverse Merger, constitute the Averion Merger).  As a result of the Forward Merger, Acquisition Sub is the surviving corporation and a wholly-owned operating subsidiary of the registrant.

At the closing of the Averion Merger, the registrant purchased all of the outstanding capital stock of Averion.  In exchange for all such outstanding capital stock of Averion, the Averion Shareholders received from the registrant, in the aggregate: (i) five million six hundred fifty thousand dollars ($5,650,000) in cash (the “Cash Consideration”); (ii) two year promissory notes in the aggregate principal amount of seven hundred thousand dollars ($700,000); (iii) five year promissory notes in the aggregate principal amount of five million seven hundred thousand dollars ($5,700,000); (iv) forty five million two hundred forty five thousand four hundred fifty five (45,245,455) shares of the registrant’s common stock (the “Common Stock Consideration”); and (v) eight thousand three hundred (8,300) shares of the registrant’s Series E Convertible Preferred Stock, stated value $1,000 per share (the “Preferred Stock Consideration”). A portion of the $5,000,000 proceeds from the issuance of common stock from the ComVest Options was used to fund the majority of the Cash Consideration paid by the registrant for the outstanding capital stock of Averion.